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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 20, 2002
                                                        -----------------

                            Potomac Bancshares, Inc.
               (Exact Name of Registrant as Specified in Charter)


       West Virginia                    0-24958                  55-0732247
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


111 E. Washington St., PO Box 906, Charles Town WV                25414-0906
    (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code 304-725-8431
                                                   ------------

                                      N/A
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      (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.


         As explained in the attached press release, the Board of Directors of Potomac Bancshares, Inc., the one bank holding company for Bank of Charles Town
(BCT), has authorized management to repurchase up to 60,000 shares of the Corporation's common stock. The stock will be purchased in the open market and/or by privately negotiated transactions as management and the board of directors determine prudent.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a) Financial Statements - None

         (b) Pro Forma Financial Information - None

         (c) Exhibits

                   99 Press Release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Potomac Bancshares, Inc.



Date February 20, 2002                /s/ Robert F. Baronner, Jr.
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                                      Robert F. Baronner, Jr., President and CEO


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